                         METROPOLITAN SERIES FUND, INC.

                                POWER OF ATTORNEY

         I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint the officers of the Fund, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of the Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

         Witness my hand on the 27th of May, 2003.



                                          /s/  JOHN T. LUDES
                                          --------------------------------------
                                          John T. Ludes, Director
                                          Metropolitan Series Fund, Inc.

                         METROPOLITAN SERIES FUND, INC.

                               POWER OF ATTORNEY

         I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint the officers of the Fund, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of the Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

         Witness my hand on the 27th of May, 2003.



                                          /s/  NANCY HAWTHORNE
                                          --------------------------------------
                                          Nancy Hawthorne, Director
                                          Metropolitan Series Fund, Inc.